Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

Note 10 - Income Taxes

A reconciliation of the income tax provision computed at the statutory tax rate to the Company’s effective tax rate is as follows:

	2014	2013
U.S. federal statutory rate	35.00%	35.00%
Warrant liability	(23.70)%	(155.10)%
State & local taxes	5.02%	6.40%
Tax on foreign operations	0.20%	2.00%
State research and development credits	0.55%	(3.10)%
Other	(3.10)%	6.50%
Valuation allowance	(13.97)%	108.30%
Effective tax rate	-	-

Significant components of the Company’s deferred tax assets as of December 31, 2014 and 2013 are as follows:

	2014	2013
Deferred tax assets:
Net operating loss carry forwards	$27,935,165	$27,029,000
Research and development credits	1,118,389	1,096,000
Nonqualified stock option compensation expense	1,913,673	1,801,000
Other temporary book - tax differences	436,178	408,000
Total deferred tax assets	31,403,405	30,334,000
Valuation allowance for deferred tax assets	(31,403,405)	(30,334,000)
Net deferred tax assets	$-	$-

A valuation allowance has been recognized to offset the Company’s net deferred tax asset as it is more likely than not that such net asset will not be realized. The Company primarily considered its historical loss and potential Internal Revenue Code Section 382 limitations to arrive at its conclusion that a valuation allowance was required.

At December 31, 2014, the Company had Federal and New Jersey income tax net operating loss carryforwards of $92,928,000 and foreign income tax net operating loss carryforwards of $8,070,000. The Company also had Federal research tax credit carryforwards of $1,118,389 at December 31, 2014 and $1,096,000 at December 31, 2013. The Federal and New Jersey net operating loss carryforwards and Federal tax credit carryforwards will expire at various times between 2014 and 2026 unless utilized.

It is the Company’s policy to report interest and penalties, if any, related to unrecognized tax benefits in income tax expense.